                                                                    EXHIBIT 99.1
                     PLAN OF REORGANIZATION AND ACQUISITION

     Pursuant to Section 26B of Chapter 172 of the General Laws of
Massachusetts:

     This Plan of Reorganization and Acquisition (the "Plan") is dated as of August 13, 1998, and made between Central Co-operative Bank, a Massachusetts co-operative bank (the "Bank"), and Central Bancorp, Inc., a Massachusetts corporation (the "Holding Company"), pursuant to Section 26B of Chapter 172 of the General Laws of Massachusetts (the "MGL").

     The Bank is a stock co-operative bank, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with its principal office at 399 Highland Avenue, Somerville, Massachusetts 02144. The authorized capital stock of the Bank consists of (1) 15,000,000 shares of common stock, par value $1.00 per share (the "Bank Common Stock"), of which 1,965,000 shares are issued and outstanding as of the date hereof, and (2) 5,000,000 shares of serial preferred stock, par value $1.00 per share, none of which shares are issued and outstanding as of the date hereof.

     The Holding Company is a corporation, duly organized and validly existing under the laws of the State of Massachusetts, with its principal office at 399 Highland Avenue, Somerville, Massachusetts 02144. The authorized capital stock of the Holding Company consists of 15,000,000 shares of common stock, par value $1.00 per share (the "Holding Company Common Stock"), none of which shares are issued and outstanding as of the date hereof, and 5,000,000 shares of serial preferred stock, par value $1.00 per share, none of which shares are issued and outstanding as of the date hereof.

     The Bank and the Holding Company have agreed that the Holding Company will acquire all of the issued and outstanding shares of Bank Common Stock in exchange for shares of Holding Company Common Stock pursuant to the provisions of Section 26B of Chapter 172 of the General Laws of Massachusetts and of this Plan. The Plan has been adopted and approved by a vote of a majority of all of the members of the board of directors of the Bank, and by a vote of a majority of all the members of the board of directors of the Holding Company. The officers of the Bank and of the Holding Company whose respective signatures appear below have been duly authorized to execute and deliver this Plan.

     NOW, THEREFORE, in consideration of the premises, the Bank and the Holding Company agree as follows:

     Section 1.  Approval and Filing of Plan
     ---------------------------------------

     1.1 The Plan shall be submitted for approval by the holders of Bank Common Stock at a meeting to be called and held in accordance with the Bank's bylaws and the provisions of Section 26B of Chapter 172 of the General Laws of Massachusetts. Notice of such meeting shall be published at least once a week for two successive weeks in a newspaper of general circulation in the County of Middlesex, Commonwealth of Massachusetts. Both of said publications shall be at least fifteen days prior to the date of the meeting.

     1.2 Upon approval of the Plan by a vote of the holders of two-thirds of the outstanding shares of Bank Common Stock as required by law, the Bank and the Holding Company shall submit the Plan to the Commissioner of Banks of the Commonwealth of Massachusetts (the "Bank Commissioner") for his approval and filing in accordance with the provisions of Section 26B of Chapter 172 of the General Laws of Massachusetts. The Plan shall be accompanied by such certificates of the respective officers of the Bank and the Holding Company as may be required by law and a written request by the Bank that the Plan not be filed by the Bank Commissioner until such future time as the Bank Commissioner shall have received from the Bank and the Holding Company the written notice described in Subsection 2.1.

     Section 2.  Definition of Effective Time
     ----------------------------------------

     2.1 The Plan shall become effective at 12:01 A.M. on the first business day following the date on which the Bank and the Holding Company advise the Bank Commissioner in writing (i) that all conditions precedent to the Plan becoming effective specified in Section 5 have been satisfied and (ii) that the Plan has not been abandoned by the Bank or the Holding Company in accordance with the provisions of Section 6. Such time is hereinafter called the "Effective Time."

     Section 3.  Actions at the Effective Time
     -----------------------------------------

     3.1 At the Effective Time, the Holding Company shall, without any further action on its part or on the part of the holders of Bank Common Stock, automatically and by operation of law acquire and become the owner for all purposes of all of the then issued and outstanding shares of Bank Common Stock and shall be entitled to have issued to it by the Bank a certificate or certificates representing such shares. Thereafter, the Holding Company shall have full and exclusive power to vote such shares of Bank Common Stock, to receive dividends thereon and to exercise all rights of an owner thereof.

     3.2 At the Effective Time, the holders of the then issued and outstanding shares of Bank Common Stock shall, without any further action on their part or on the part of the Holding Company, automatically and by operation of law cease to own such shares and shall instead become owners of one share of Holding Company Common Stock for each share of Bank Common Stock theretofore held by them. Thereafter, such persons shall have full and exclusive power to vote such shares of Holding Company Common Stock, to receive dividends thereon and to exercise all rights of an owner thereof. Notwithstanding any of the foregoing, any Dissenting Stockholder, as defined in Subsection 8.1, shall have such rights as are provided by Subsection 8.2 and by the laws of the Commonwealth of Massachusetts.

     3.3 At the Effective Time, all previously issued and outstanding certificates representing shares of Bank Common Stock (the "Old Certificates") shall automatically and by operation of law cease to represent shares of Bank Common Stock or any interest therein and each Old Certificate shall instead represent the ownership by the holder thereof of an equal number of shares of Holding Company Common Stock. No holder of an Old Certificate shall be entitled to vote the shares of Bank Common Stock formerly represented by such certificate, or to receive dividends thereon, or to exercise any other rights of ownership in respect thereof.

     Section 4.  Action After the Effective Time
     -------------------------------------------

     4.1 From and after the Effective Time, each holder of an Old Certificate or Certificates shall, upon surrender of the same to the transfer agent for the Bank and the Holding Company, be entitled to receive, in exchange therefor, a certificate or certificates representing the aggregate number of shares of Holding Company Common Stock (the "New Certificates") to which said shareholders shall be entitled. Until so surrendered, each Old Certificate shall be deemed, for all corporate purposes, to evidence the ownership of the number of shares of Holding Company Common Stock into which the shares of Bank Common Stock formerly represented by such Old Certificate shall have been converted.

     Section 5.  Conditions Precedent
     --------------------------------

     This Plan and the acquisition provided for herein shall not become effective unless all of the following first shall have occurred:

     5.1 The Plan shall have been approved by a vote of the holders of two-thirds of the outstanding shares of Bank Common Stock at a meeting of such stockholders held for such purpose.

     5.2 The Plan shall have been approved by the Bank Commissioner and a copy of the Plan with his approval endorsed thereon shall have been filed in his office, all as provided in Section 26B of Chapter 172 of the General Laws of Massachusetts.

     5.3 The Board of Governors of the Federal Reserve System, acting pursuant to Section 3(a)(1) of the Bank Holding Company Act of 1956, as amended, and (S)
225.17 of Regulation Y shall have approved the notice filed by the Holding Company with the Federal Reserve Bank of Boston to become a bank holding company, and a period of thirty days shall have elapsed after receipt of such notice by the Federal Reserve Bank of Boston.

     5.4 The Bank shall have received either a (1) a favorable ruling from the Internal Revenue Service or (2) a favorable opinion from its tax advisor, satisfactory in form and substance to the Bank, with respect to the federal income tax consequences of the Plan and the acquisition contemplated thereby.

     5.5 The Holding Company shall have complied with all applicable state securities or "blue sky" laws relating to the issuance of the Holding Company Common Stock.

     5.6 The number of shares of Bank Common Stock which have elected to exercise dissenters rights of appraisal shall not exceed 10% of the outstanding shares.

     5.7 The Bank and the Holding Company shall have obtained all other consents, permissions and approvals and shall have taken all actions required by law or agreement, or deemed necessary, by the Bank or the Holding Company, prior to the consummation of the acquisition provided for by the Plan and to the Holding Company's having and exercising all rights of ownership with respect to all of the outstanding shares of Bank Common Stock acquired by it thereunder.

     Section 6. Termination of Plan
     ------------------------------

     6.1 The Plan may be terminated by either the Bank or the Holding Company at any time before the Effective Time in the event that:

          (a) The number of shares of Bank Common Stock owned by Dissenting Stockholders, as hereinafter defined, shall make consummation of the acquisition contemplated by the Plan ill-advised in the opinion of the Bank or the Holding Company;

          (b) Any action, suit, proceeding or claim has been instituted, made or threatened relating to the Plan that shall make consummation of the acquisition inadvisable in the opinion of the Bank or the Holding Company; or

          (c) For any other reason consummation of the acquisition contemplated by the Plan is inadvisable in the opinion of the Bank or the Holding Company.

     Such termination shall be effected by written notice by either the Bank or the Holding Company to the other of them, authorized or approved by the board of directors of the party giving such notice. Upon the giving of such notice, this Plan shall be terminated and there shall be no liability hereunder or on account of such termination on the part of the Bank or the Holding Company or the directors, officers, employees, agents or stockholders of either of them. In the event of the termination of the Plan, the Bank shall pay the fees and expenses incurred by itself and the Holding Company in connection with the Plan and the proposed acquisition. If either party hereto gives written notice of termination to the other party pursuant to this section, the party giving such written notice shall simultaneously furnish a copy thereof to the Bank Commissioner.

     Section 7.  Amendment of Plan
     -----------------------------

     7.1 The Plan may be amended or modified at any time by mutual agreement of the boards of directors of the Holding Company and the Bank (i) prior to the approval hereof by the stockholders of the Bank, in any respect, and (ii) subsequent to such approval, in any respect provided that the Bank Commissioner shall approve of such amendment or modification.

     Section 8.  Rights of Dissenting Stockholders
     ---------------------------------------------

     8.1 "Dissenting Stockholders" shall mean those holders of Bank Common Stock who file a written objection to the Plan, with the Bank before the taking of the vote on the Plan, pursuant to Section 86 of Chapter 156B of the General Laws of Massachusetts, stating that they intend to demand payment for their shares of Bank Common Stock if the Plan is consummated and whose shares are not voted in favor of the Plan.

     8.2 Each Dissenting Stockholder who complies with the provisions of Sections 86 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts and all other applicable provisions of law shall be entitled to receive from the Bank payment of the fair value of his shares of Bank Common Stock upon surrender by such holder of the certificates that previously represented shares of Bank Common Stock. Certificates so obtained by the Bank, upon payment of the fair value of such shares as provided by law, shall be canceled. Shares of Holding Company Common Stock, to which Dissenting Stockholders would have been entitled had they not dissented, shall be deemed to constitute authorized but unissued shares of Holding Company Common Stock and may be sold or otherwise disposed of by the Holding Company at the discretion of, and on such terms as may be fixed by, its board of directors.

     Section 9.  Stock Options
     -------------------------

     9.1 By voting in favor of this Plan, the Holding Company shall have approved adoption of the Central Co-operative Bank 1986 Stock Option Plan (the "Stock Option Plan") of the Bank as the stock option plan of the Holding Company and shall have agreed to issue Holding Company Common Stock in lieu of Bank Common Stock pursuant to options currently outstanding, or to be issued, under the existing Stock Option Plan of the Bank. As of the Effective Time, the Stock Option Plan shall automatically, by operation of law, be continued as and become the stock option plan of the Holding Company. Each option to purchase shares of Bank Common Stock under the Stock Option Plan outstanding at the Effective Time shall automatically be converted into an identical option, with identical price, terms and conditions, to purchase an identical number of shares of Holding Company Common Stock in lieu of shares of Bank Common Stock. The Holding Company and the Bank may make appropriate amendments to the Stock Option Plan to reflect the adoption of the Stock Option Plan as the stock option plan of the Holding Company, without adverse effect upon the options outstanding at the Effective Time under the Stock Option Plan.

     Section 10.  Governing Law
     --------------------------

     10.1 The Plan shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     Section 11.  Counterparts
     -------------------------

     11.1 The Plan may be executed in several identical counterparts, each of which when executed by the parties hereto and delivered shall be an original, but all of which together shall constitute a single instrument. In making proof of the Plan, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization and Acquisition to be duly executed this 13/th/ day of August, 1998, and their corporate seals to be hereunto affixed.

                                        CENTRAL BANCORP, INC.


Corporate Seal                          By: /s/ John D. Doherty
                                            -----------------------------------
                                            John D. Doherty
Attest:                                     On Behalf of Central Bancorp, Inc.
                                            as Incorporator


/s/ Gladys N. Partamian
-------------------------------------
Gladys N. Partamian
On Behalf of Central Bancorp, Inc.


                                        CENTRAL CO-OPERATIVE BANK



Corporate Seal                           By: /s/ John D. Doherty
                                            -----------------------------------
                                            John D. Doherty
Attest:                                     President and Chief
                                            Executive Officer



/s/ Gladys N. Partamian
-------------------------------------
Gladys N. Partamian
Clerk


I hereby approve this Plan of Reorganization and Acquisition.


December 31, 1998                           /s/ Thomas J. Curry
------------------------------------        -----------------------------------
Date                                        Thomas J. Curry
                                            Commissioner of Banks

